EXHIBIT 99.1

                            Computational Materials

MSM 2005-3AR - Price/Yield - 1A

Morgan Stanley

Balance              $218,476,000.00     Delay           24               WAC(1)         5.59193          WAM(1)
Coupon               5.30634             Dated           6/1/2005         NET(1)         5.30634          WALA(1)
Settle               6/30/2005           First Payment   7/25/2005

Price                                 10              15              20              25              35             50
                                   Yield           Yield           Yield           Yield           Yield          Yield
              100-28                4.79            4.74            4.69            4.63            4.50           4.23
              101-00                4.73            4.68            4.62            4.56            4.41           4.12
              101-04                4.67            4.62            4.55            4.49            4.33           4.00
              101-08                4.61            4.55            4.49            4.41            4.24           3.89
              101-12                4.56            4.49            4.42            4.34            4.15           3.78
              101-16                4.50            4.43            4.35            4.27            4.07           3.66
              101-20                4.44            4.37            4.28            4.20            3.98           3.55
              101-24                4.38            4.30            4.22            4.12            3.90           3.44
              101-28                4.32            4.24            4.15            4.05            3.81           3.33
              102-00                4.27            4.18            4.08            3.98            3.72           3.21
              102-04                4.21            4.12            4.02            3.91            3.64           3.10

                 WAL                2.31            2.13            1.97            1.81            1.52           1.15
    Principal Window       Jul05 - Apr08   Jul05 - Apr08   Jul05 - Apr08   Jul05 - Apr08   Jul05 - Apr08  Jul05 - Apr08

           LIBOR_6MO               3.654           3.654           3.654           3.654           3.654          3.654
           LIBOR_1YR               3.830           3.830           3.830           3.830           3.830          3.830
             CMT_1YR               3.371           3.371           3.371           3.371           3.371          3.371
              Prepay              10 CPB          15 CPB          20 CPB          25 CPB          35 CPB         50 CPB


Balance                          356
Coupon                             4
Settle

Price                             60              70
                               Yield           Yield
              100-28            3.97            3.63
              101-00            3.83            3.45
              101-04            3.69            3.28
              101-08            3.55            3.11
              101-12            3.41            2.93
              101-16            3.28            2.76
              101-20            3.14            2.59
              101-24            3.00            2.42
              101-28            2.86            2.25
              102-00            2.73            2.08
              102-04            2.59            1.91

                 WAL            0.93            0.74
    Principal Window   Jul05 - Mar08   Jul05 - Feb08

           LIBOR_6MO           3.654           3.654
           LIBOR_1YR           3.830           3.830
             CMT_1YR           3.371           3.371
              Prepay          60 CPB          70 CPB

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSM 2005-3AR - Price/Yield - 3A

Morgan Stanley

Balance              $170,636,000.00     Delay             24                WAC(3)          5.86822           WAM(3)
Coupon               5.55296             Dated             6/1/2005          NET(3)          5.55296           WALA(3)
Settle               6/30/2005           First Payment     7/25/2005

Price                                 10                15               20               25               35              50
                                   Yield             Yield            Yield            Yield            Yield           Yield
              101-01                5.18              5.12             5.05             4.98             4.80            4.44
              101-05                5.14              5.08             5.00             4.92             4.73            4.33
              101-09                5.10              5.03             4.96             4.87             4.66            4.23
              101-13                5.06              4.99             4.91             4.81             4.59            4.13
              101-17                5.02              4.94             4.86             4.76             4.52            4.03
              101-21                4.98              4.90             4.81             4.70             4.45            3.92
              101-25                4.95              4.86             4.76             4.65             4.37            3.82
              101-29                4.91              4.81             4.71             4.59             4.30            3.72
              102-01                4.87              4.77             4.66             4.54             4.23            3.62
              102-05                4.83              4.73             4.61             4.48             4.16            3.52
              102-09                4.79              4.68             4.56             4.43             4.09            3.42

                 WAL                3.63              3.19             2.80             2.46             1.89            1.28
    Principal Window       Jul05 - May10     Jul05 - May10    Jul05 - May10    Jul05 - May10    Jul05 - May10   Jul05 - May10

           LIBOR_6MO               3.654             3.654            3.654            3.654            3.654           3.654
           LIBOR_1YR               3.830             3.830            3.830            3.830            3.830           3.830
             CMT_1YR               3.371             3.371            3.371            3.371            3.371           3.371
              Prepay              10 CPB            15 CPB           20 CPB           25 CPB           35 CPB          50 CPB


Balance                           357
Coupon                              3
Settle

Price                              60             70
                                Yield          Yield
              101-01             4.10           3.66
              101-05             3.96           3.49
              101-09             3.83           3.32
              101-13             3.70           3.15
              101-17             3.57           2.98
              101-21             3.43           2.81
              101-25             3.30           2.64
              101-29             3.17           2.47
              102-01             3.04           2.31
              102-05             2.91           2.14
              102-09             2.78           1.97

                 WAL             0.98           0.75
    Principal Window   Jul05 - May10   Jul05 - May10

           LIBOR_6MO            3.654          3.654
           LIBOR_1YR            3.830          3.830
             CMT_1YR            3.371          3.371
              Prepay           60 CPB         70 CPB

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MSM 2005-3AR - Price/Yield - 5A

Morgan Stanley

Balance              $38,071,000.00     Delay            24                WAC(5)           5.86284           WAM(5)
Coupon               5.61284            Dated            6/1/2005          NET(5)           5.61284           WALA(5)
Settle               6/30/2005          First Payment    7/25/2005

Price                                10               15               20                25               35             50
                                  Yield            Yield            Yield             Yield            Yield          Yield
             101-04+               5.36             5.28             5.20              5.10             4.88           4.44
             101-08+               5.33             5.25             5.16              5.06             4.81           4.34
             101-12+               5.30             5.22             5.12              5.01             4.75           4.24
             101-16+               5.28             5.19             5.08              4.96             4.68           4.14
             101-20+               5.25             5.15             5.04              4.92             4.62           4.04
             101-24+               5.22             5.12             5.01              4.87             4.55           3.94
             101-28+               5.20             5.09             4.97              4.83             4.49           3.84
             102-00+               5.17             5.06             4.93              4.78             4.42           3.74
             102-04+               5.15             5.03             4.89              4.73             4.36           3.64
             102-08+               5.12             4.99             4.85              4.69             4.30           3.54
             102-12+               5.09             4.96             4.81              4.64             4.23           3.44

                 WAL               5.87             4.67             3.78              3.08             2.12           1.32
    Principal Window      Jul05 - May15    Jul05 - May15    Jul05 - May15     Jul05 - May15    Jul05 - May15  Jul05 - May15

           LIBOR_6MO              3.654            3.654            3.654             3.654            3.654          3.654
           LIBOR_1YR              3.830            3.830            3.830             3.830            3.830          3.830
             CMT_1YR              3.371            3.371            3.371             3.371            3.371          3.371
              Prepay             10 CPB           15 CPB           20 CPB            25 CPB           35 CPB         50 CPB


Balance                           359
Coupon                              1
Settle

Price                              60              70
                                Yield           Yield
             101-04+             4.05            3.57
             101-08+             3.92            3.40
             101-12+             3.79            3.23
             101-16+             3.65            3.06
             101-20+             3.52            2.89
             101-24+             3.39            2.72
             101-28+             3.26            2.55
             102-00+             3.13            2.39
             102-04+             3.00            2.22
             102-08+             2.88            2.05
             102-12+             2.75            1.89

                 WAL             0.99            0.75
    Principal Window   Jul05 - May15   Jul05 - May15

           LIBOR_6MO            3.654           3.654
           LIBOR_1YR            3.830           3.830
             CMT_1YR            3.371           3.371
              Prepay           60 CPB          70 CPB

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.